UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) NOVEMBER 19, 1997

                       TRAVEL SERVICES INTERNATIONAL, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

      DELAWARE                         0-29296              52-2030324
      --------                         -------              ----------
(State or other juris-              (Commission            (IRS Employer
diction of incorporation)           File Number)          Identification No.)

              220 CONGRESS PARK DRIVE, DELRAY BEACH, FLORIDA 33445
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)

         Registrant's telephone number, including area code 561-266-0860

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

PRO FORMA FINANCIAL INFORMATION                                             PAGE
-------------------------------                                             ----
  Travel Services International, Inc. unaudited pro forma condensed combined
  balance sheet as of September 30, 1997                                      3

  Travel Services International, Inc. unaudited pro forma condensed combined
  statement of income for the nine month period ended September 30, 1997      4

  Travel Services International, Inc. unaudited pro forma condensed combined
  statement of income for the year ended December 31, 1996                    5

  Travel Services International, Inc. unaudited pro forma condensed combined
  statement of income for the year ended December 31, 1995                    6

  Travel Services International, Inc. unaudited pro forma condensed combined
  statement of income for the year ended December 31, 1994                    7

  Travel Services International, Inc. notes to unaudited pro forma condensed
  combined financial statements                                               8

TRAVEL SERVICES INTERNATIONAL, INC. AND ACQUIRED COMPANIES
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
SEPTEMBER 30, 1997
(in thousands, except share data)
                                                            CRUISE -    CRUISE -    CRUISE    SHIP 'N'     PRO FORMA
                                                   TSI         ONE        WORLD      FAIRS     SHORE      ADJUSTMENTS      PRO FORMA
                                                 -------    --------    --------    ------    --------    -----------      ---------
                      ASSETS
Current Assets:
   Cash and cash equivalents                     $14,389    $    156    $    597    $  304    $  2,484     $       -       $  17,930
   Trade and other receivables, net of
      allowance of $194                            2,554         254         222       272         263             -           3,565
   Receivables from affiliates and employees         491           -           -         -           -             -             491
   Other current assets                            1,370          39         111        86          21             -           1,627
                                                 -------    --------    --------    ------    --------     ---------       ---------
          Total current assets                    18,804         449         930       662       2,768             -          23,613

   Property and equipment, net                     9,230         152          38        35       1,397             -          10,852
   Goodwill                                       41,435           -           -         -           -             -          41,435
   Other assets                                      674          10          16        12         128             -             840
                                                 -------    --------    --------    ------    --------     ---------       ---------
          Total assets                           $70,143    $    611    $    984    $  709    $  4,293     $       -       $  76,740
                                                 =======    ========    ========    ======    ========     =========       =========

          LIABILITIES AND STOCKHOLDERS'
                      EQUITY
Current Liabilities:
   Current maturities of long-term debt
      and capital lease obligations              $   472    $      -    $     40    $    -    $    164     $       -       $     676
   Due to founding companies' stockholders         1,780           -           -         -           -             -           1,780
   Trade payables, customer deposits and
      deferred income                             10,705         270         421       396       1,594             -          13,386
   Due to travel service providers                 4,251           -           -        78           -             -           4,329
                                                 -------    --------    --------    ------    --------     ---------       ---------
          Total current liabilities               17,208         270         461       474       1,758             -          20,171

   Long-term debt and captial lease obligations,
      net of current maturities                    4,050           -          86         -         834             -           4,970
   Deferred income                                   145           -           -         -           -             -             145
   Other long-term liabilities                         -          17           -         1           -             -              18

Commitments and contingencies

Stockholders' Equity:
   Preferred stock, $0.01 par value; 1,000,000
      shares authorized; none outstanding              -           -           -         -           -             -               -
   Common stock, $0.01 par value; 50,000,000
      shares authorized; 10,133,430 shares
      outstanding                                     88           1         276        25           3          (292)(1)         101
   Additional paid-in capital                     49,322         323           -         -          20           292          49,957
   Retained earnings (deficit)                      (670)          -         161       209       1,678             -           1,378
                                                 -------    --------    --------    ------    --------     ---------       ---------
          Total stockholders' equity              48,740         324         437       234       1,701             -          51,436
                                                 -------    --------    --------    ------    --------     ---------       ---------
          Total liabilities and stockholders'
             equity                              $70,143    $    611    $    984    $  709    $  4,293     $       -       $  76,740
                                                 =======    ========    ========    ======    ========     =========       =========

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements

TRAVEL SERVICES INTERNATIONAL, INC. AND ACQUIRED COMPANIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
(in thousands, except per share data)

                                           COMPANIES
                                           ACQUIRED     PRO FORMA
                                TSI       ON JULY 28,    FOR THE     CRUISE -  CRUISE -  CRUISE  SHIP 'N'   PRO FORMA
                           HISTORICAL(2)    1997(3)    COMBINATIONS     ONE      WORLD    FAIRS   SHORE    ADJUSTMENTS    PRO FORMA
                           -------------  -----------  ------------  --------  --------  ------  --------  -----------   ----------
Net Revenues                $   34,855    $   20,343   $   55,198    $ 1,767   $ 2,599   $  820  $  3,653  $       -     $   64,037

Operating Expenses              23,122        11,492       34,614        800     1,302      252     1,603          -         38,571
                            ----------    ----------   ----------    -------   -------   ------  --------  ---------     ----------
     Gross Profit               11,733         8,851       20,584        967     1,297      568     2,050          -         25,466

General & Administrative
   Expenses                      8,446         1,431        9,877        694     1,135      392     1,271       (279)(4)     13,090

Goodwill Amortization              202           707          909          -         -        -         -          -            909
                            ----------    ----------   ----------    -------   -------   ------  --------  ---------     ----------
     Income from
        Operations               3,085         6,713        9,798        273       162      176       779        279         11,467

Interest Expense & Other,
   net                             (81)          (71)        (152)        12         -        4        14          -           (122)
                            ----------    ----------   ----------    -------   -------   ------  --------  ---------     ----------
Income Before Taxes              3,004         6,642        9,646        285       162      180       793        279         11,345

Provision for Income Taxes         101         3,950        4,051          -         -        -         -        680 (5)      4,731
                            ----------    ----------   ----------    -------   -------   ------  --------  ---------     ----------
Net Income                  $    2,903    $    2,692   $    5,595    $   285   $   162   $  180  $    793  $    (401)    $    6,614
                            ==========    ==========   ==========    =======   =======   ======  ========  =========     ==========
Weighted Average Shares
   Outstanding               2,997,292                  8,855,995(6)                                       1,351,704 (1) 10,207,699
                            ==========                 ==========                                          =========     ==========
Earnings Per Share               $0.97                      $0.63                                                             $0.65
                            ==========                 ==========                                                         =========

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements

TRAVEL SERVICES INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1996
(in thousands, except per share data)

                                          COMPANIES
                                          ACQUIRED     PRO FORMA
                               TSI       ON JULY 28,    FOR THE     CRUISE -  CRUISE -  CRUISE  SHIP 'N'   PRO FORMA
                          HISTORICAL(7)    1997(8)    COMBINATIONS     ONE      WORLD    FAIRS   SHORE    ADJUSTMENTS    PRO FORMA
                          -------------  -----------  ------------  --------  --------  ------  --------  -----------   ----------
Net Revenues               $   25,720     $  26,297   $   52,017      $ 1,574  $ 3,182  $1,013  $  4,287  $       -      $   62,073

Operating Expenses             18,807        15,410       34,217          826    1,603     240     2,312          -          39,198
                           ----------     ---------   ----------      -------  -------  ------  --------  ---------      ----------
     Gross Profit               6,913        10,887       17,800          748    1,579     773     1,975          -          22,875

General & Administrative
   Expenses                     6,936         2,728        9,664          639    1,401     689     1,720       (542)(4)      13,571

Goodwill Amortization               -         1,174        1,174            -        -       -         -          -           1,174
                           ----------     ---------   ----------      -------  -------  ------  --------  ---------      ----------
     Income (Loss) from
        Operations                (23)        6,985        6,962          109      178      84       255        542           8,130

Interest Expense & Other,
   net                           (221)         (170)        (391)          (7)      (9)      6        45          -            (356)
                           ----------     ---------   ----------      -------  -------  ------  --------  ---------      ----------
Income (Loss) Before Taxes       (244)        6,815        6,571          102      169      90       300        542           7,774

Provision for Income Taxes          -         2,937        2,937            -        -       -         -        481 (5)       3,418
                           ----------     ---------   ----------      -------  -------  ------  --------  ---------      ----------
Net Income (Loss)          $     (244)    $   3,878   $    3,634      $   102  $   169  $   90  $    300  $      61      $    4,356
                           ==========     =========   ==========      =======  =======  ======  ========  =========      ==========
Weighted Average Shares
   Outstanding              1,083,334 (9)              8,781,726 (10)                                     1,351,704 (10) 10,133,430
                           ==========                 ==========                                          =========      ==========
Earnings (Loss) Per Share      ($0.23)                     $0.41                                                              $0.43
                           ==========                 ==========                                                         ==========

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements

TRAVEL SERVICES INTERNATIONAL, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1995
(in thousands, except per share data)

                                          TSI        CRUISE -   CRUISE -   CRUISE   SHIP 'N'    PRO FORMA
                                     HISTORICAL(7)      ONE       WORLD     FAIRS    SHORE     ADJUSTMENTS      PRO FORMA
                                     -------------   --------   --------   ------   --------   -----------     ----------
Net Revenues                          $   21,919      $ 1,221    $ 2,586   $  866   $  3,432   $       -       $   30,024

Operating Expenses                        15,413          672      1,168      256      1,570           -           19,079
                                      ----------      -------    -------   ------   --------   ---------       ----------
     Gross Profit                          6,506          549      1,418      610      1,862           -           10,945

General & Administrative Expenses          6,686          556      1,317      611      1,364           -           10,534

Goodwill Amortization                          -            -          -        -          -           -                -
                                      ----------      -------    -------   ------   --------   ---------       ----------
     Income (Loss) from Operations          (180)          (7)       101       (1)       498           -              411

Interest Expense & Other, net                (81)           1          3        2         32           -              (43)
                                      ----------      -------    -------   ------   --------   ---------       ----------
Income (Loss) Before Taxes                  (261)          (6)       104        1        530           -              368

Provision for Income Taxes                     -            -          -        -          -         147 (5)          147
                                      ----------      -------    -------   ------   --------   ---------       ----------
Net Income (Loss)                     $     (261)     $    (6)   $   104   $    1   $    530   $    (147)      $      221
                                      ==========      =======    =======   ======   ========   =========       ==========
Weighted Average Shares Outstanding    1,083,334 (9)                                           1,351,704 (1)    2,435,038
                                      ==========                                               =========       ==========
Earnings (Loss) Per Share                 ($0.24)                                                                   $0.09
                                      ==========                                                               ==========

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements

TRAVEL SERVICES INTERNATIONAL, INC.,
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1994
(in thousands, except per share data)

                                          TSI        CRUISE -   CRUISE -   CRUISE   SHIP 'N'    PRO FORMA
                                     HISTORICAL(7)      ONE       WORLD     FAIRS    SHORE     ADJUSTMENTS      PRO FORMA
                                     -------------   --------   --------   ------   --------   -----------     ----------
Net Revenues                          $   17,156      $   906    $ 2,583   $  827   $  2,026   $       -       $   23,498

Operating Expenses                        11,101          549      1,402      139      1,279           -           14,470
                                      ----------      -------    -------   ------   --------   ---------       ----------
     Gross Profit                          6,055          357      1,181      688        747           -            9,028

General & Administrative Expenses          6,276          310      1,030      644        658           -            8,918

Goodwill Amortization                          -            -          -        -          -           -                -
                                      ----------      -------    -------   ------   --------   ---------       ----------
     Income (Loss) from Operations          (221)          47        151       44         89           -              110

Interest Expense & Other, net                (28)           -          4       (1)       (11)          -              (36)
                                      ----------      -------    -------   ------   --------   ---------       ----------
Income (Loss) Before Taxes                  (249)          47        155       43         78           -               74

Provision for Income Taxes                     -            -          -        -          -          30 (5)           30
                                      ----------      -------    -------   ------   --------   ---------       ----------
Net Income (Loss)                     $     (249)     $    47    $   155   $   43   $     78   $     (30)      $       44
                                      ==========      =======    =======   ======   ========   =========       ==========
Weighted Average Shares Outstanding    1,083,334 (9)                                           1,351,704 (1)    2,435,038
                                      ==========                                               =========       ==========
Earnings (Loss) Per Share                 ($0.23)                                                                   $0.02
                                      ==========                                                               ==========

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements

           TRAVEL SERVICES INTERNATIONAL, INC. AND ACQUIRED COMPANIES
                          NOTES TO UNAUDITED PRO FORMA
                     CONDENSED COMBINED FINANCIAL STATEMENTS

The Company filed its report on Form 8-K on December 4, 1997 with respect to the acquisition of four entities which were expected to be accounted for using the pooling of interest method of accounting. The pro forma financial information with respect to those acquisitions is presented herein. The unaudited pro forma condensed combined financial statements and related notes should be read in conjunction with the Company's Registration Statement dated July 22, 1997, Form 10-Q filed on November 14, 1997, and Form 8-K filed on December 4, 1997.

 1. Represents the shares issued in connection with the November 1997 acquisitions, (the "Recent Acquisitions") accounted for using the pooling of interests method of accounting.

 2. Represents the historical operations of TSI, as reported in the Company's Form 10-Q for the quarter ended September 30, 1997, filed with the Securities and Exchange Commission on November 14, 1997.

 3. Represents the pro forma historical operations from January 1, 1997 to July 27, 1997 of companies acquired in connection with the July 28, 1997 Combinations (the "Founding Companies"), as reported in the Company's Form 10-Q for the quarter ended September 30, 1997.

 4. Represents a reduction in salaries, bonuses, and benefits as set forth in contractual agreements with respect to the compensation of the former owners and certain key employees of the Recent Acquisitions (Compensation Differential).

 5. Represents the incremental provision for federal and state income taxes relating to the pro forma income of the Recent Acquisitions (and reflecting the tax benefit of losses of Auto Europe for 1995 and 1994).

 6. Represents the weighted average shares outstanding as reported in the Company's Form 10-Q for the quarter ended September 30, 1997.

 7. Represents the historical operations of Auto Europe, the accounting acquiror, as reported in the Company's Registration Statement dated July 22, 1997.

 8. Represents the pro forma historical operations of the Founding Companies, as reported in the Company's Registration Statement dated July 22, 1997.

 9. Represents the shares issued in connection with the acquisition of substantially all the assets of Auto Europe, the accounting acquiror, in connection with the July 28, 1997 Combinations.

10. Represents the shares outstanding as a result of the Combinations and the Offering.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            TRAVEL SERVICES INTERNATIONAL, INC.

                                         (Registrant)

Date: January 30, 1998

                            /s/ JILL M. VALES
                            ----------------------------------------------------
                            Jill M. Vales

                            Senior Vice President and Chief Financial Officer (as both a duly authorized officer of the registrant and the principal financial officer or chief accounting officer of the registrant)